UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(Unaudited)

	September 30,		December 31,
	2003	2002	2002
	(Dollars in thousands)
Assets
Cash and due from banks	$ 889,739	$ 829,474	$ 1,008,078
Interest-bearing deposits at financial institutions	115,320	112,816	116,208
Federal funds sold and securities purchased under agreements to resell	71,119	41,139	122,069
Trading account assets	268,974	310,808	266,322
Loans held for resale	1,776,206	1,894,311	2,430,298
Available for sale securities	4,607,018	4,757,020	5,467,283
Loans:
Commercial, financial and agricultural	5,111,068	5,353,903	5,216,820
Foreign	250,125	268,209	217,570
Accounts receivable - factoring	682,477	758,269	666,731
Real estate - construction	2,315,190	2,295,836	2,261,893
Real estate - mortgage
Secured by 1-4 family residential	3,669,332	4,739,661	4,472,626
Non-farm, nonresidential properties	5,205,050	5,028,295	5,027,161
Multi-family (5 or more) residential	853,928	870,681	843,631
Secured by farmland	494,115	491,637	489,584
Home Equity	1,948,066	1,383,561	1,538,088
Consumer	1,806,808	2,088,879	1,989,835
Direct lease financing	51,723	81,487	73,768
Total loans	22,387,882	23,360,418	22,797,707
Less: Unearned income	(23,971)	(24,652)	(22,975)
Allowance for losses on loans	(331,948)	(356,561)	(350,931)
Net loans	22,031,963	22,979,205	22,423,801
Premises and equipment, net	521,203	544,197	540,183
Accrued interest receivable	183,879	210,883	207,869
Mortgage servicing rights, net	329,963	235,411	264,295
Goodwill, net	743,185	714,970	743,212
Other intangibles, net	173,062	194,168	188,729
Other assets	456,946	428,070	366,016
Total assets	$ 32,168,577	$ 33,252,472	$ 34,144,363

Liabilities and shareholders' equity
Deposits
Noninterest-bearing	$ 5,242,030	$ 4,788,926	$ 5,035,464
Time deposits of $100,000 and over	1,576,018	1,721,169	1,674,952
Other interest-bearing	16,749,285	16,804,641	16,620,024
Total deposits	23,567,333	23,314,736	23,330,440
Short-term borrowings	2,410,241	3,051,515	3,639,763
Short- and medium-term senior notes	600,495	598,141	600,045
Federal Home Loan Bank advances	459,003	960,743	960,029
Other long-term debt	1,180,599	1,249,688	1,227,699
Accrued interest, expenses and taxes	196,610	247,482	260,275
Other liabilities	565,324	593,138	899,830
Total liabilities	28,979,605	30,015,443	30,918,081

Commitments and contingent liabilities	-	-	-

Shareholders' equity
Convertible preferred stock	9,748	12,959	10,194
Common stock, $5 par value; 300,000,000 shares authorized; 193,049,817 issued and outstanding (200,055,546 at September 30, 2002)	965,249	1,000,278	992,172
Additional paid-in capital	547,782	538,007	537,417
Retained earnings	1,678,895	1,611,099	1,639,465
Unearned compensation	(26,315)	(19,353)	(20,118)
Accumulated other comprehensive income cash flow hedges	1,265	-	-
Accumulated other comprehensive income available for sale securities	12,348	94,039	67,152
Total shareholders' equity	3,188,972	3,237,029	3,226,282
Total liabilities and shareholders' equity	$ 32,168,577	$ 33,252,472	$ 34,144,363

UNION PLANTERS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF EARNINGS

(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2003	2002	2003	2002
	(Dollars in thousands, except per share data)
Interest income
Interest and fees on loans	$ 314,255	$ 382,936	$ 990,796	$ 1,162,827
Interest on investment securities
Taxable	43,889	58,353	148,882	174,755
Tax-exempt	7,802	9,666	24,774	32,932
Interest on deposits at financial institutions	478	680	1,412	1,653
Interest on federal funds sold and securities purchased under agreements to resell	208	214	598	1,263
Interest on trading account assets	1,752	2,522	6,510	7,143
Interest on loans held for resale	33,416	19,469	91,547	59,035
Total interest income	401,800	473,840	1,264,519	1,439,608

Interest expense
Interest on deposits	66,338	102,650	230,822	336,792
Interest on short-term borrowings	7,547	9,848	25,085	25,384
Interest on long-term debt	26,981	36,954	88,226	113,606
Total interest expense	100,866	149,452	344,133	475,782

Net interest income	300,934	324,388	920,386	963,826
Provision for losses on loans	39,000	48,000	133,649	137,901

Net interest income after provision for losses on loans	261,934	276,388	786,737	825,925

Noninterest income
Service charges on deposit accounts	60,584	61,126	175,711	170,005
Mortgage banking revenue	137,802	63,406	185,040	142,089
Factoring commissions and fees	10,196	11,571	30,285	31,142
Professional employment organization, net revenues	8,633	7,347	22,554	20,047
Bankcard transaction fees	9,338	10,313	29,642	28,414
Investment securities gains	(62,289)	(1,300)	3,022	10,736
Financial services	20,140	23,280	57,843	64,526
Other income	23,278	21,810	66,686	71,863
Total noninterest income	207,682	197,553	570,783	538,822

Noninterest expense
Salaries and employee benefits	143,055	139,476	417,300	401,206
Net occupancy expense	24,796	25,923	75,930	77,463
Equipment expense	20,921	20,679	62,052	61,570
Other intangibles amortization	5,190	5,453	15,669	16,401
Other expense	89,401	85,760	264,286	239,822
Total noninterest expense	283,363	277,291	835,237	796,462

Earnings before income taxes	186,253	196,650	522,283	568,285
Income taxes	54,092	60,843	122,903	175,827
Net earnings	$ 132,161	$ 135,807	$ 399,380	$ 392,458

Net earnings applicable to common shares	$ 131,967	$ 135,547	$ 398,785	$ 391,704

Earnings per common share
Basic	$ .68	$ .68	$ 2.03	$ 1.92
Diluted	.67	.67	2.01	1.91

Dividends per common share	.33	.33	1.00	1.00

Average common shares outstanding (in thousands)
Basic	194,687	200,501	196,842	203,049
Diluted	197,407	202,918	199,093	205,928

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

	Three Months Ended September 30,
	2003			2002
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
	(Dollars in thousands)
ASSETS
Interest-bearing deposits at financial institutions	$ 144,601	$ 478	1.31%	$ 117,665	$ 680	2.29%
Federal funds sold and securities purchased under agreements to resell	80,276	208	1.03	50,082	215	1.70
Trading account assets	254,522	1,752	2.73	249,225	2,522	4.01
Loans held for resale	2,741,166	33,416	4.84	1,310,981	19,469	5.89
Investment securities (1), (2)
Taxable securities	4,875,470	43,889	3.57	3,837,504	58,354	6.03
Tax-exempt securities	610,079	11,961	7.78	761,339	14,592	7.60
Total investment securities	5,485,549	55,850	4.04	4,598,843	72,946	6.29

Commercial, financial and agricultural loans	5,123,410	57,728	4.47	5,334,594	70,770	5.26
Foreign loans	253,913	1,536	2.40	302,937	2,211	2.90
Accounts receivable - factoring	683,025	12,810	7.44	765,311	14,436	7.48
Real estate - construction loans	2,318,733	30,251	5.18	2,304,876	33,465	5.76
Real estate - mortgage loans
Secured by 1-4 family residential	3,677,456	64,274	6.93	4,845,793	94,991	7.78
Non-farm, non-residential properties	5,157,571	73,651	5.67	4,913,147	82,211	6.64
Multifamily (5 or more) residential	843,880	11,172	5.25	857,246	14,793	6.85
Secured by farmland	493,242	7,228	5.81	493,581	8,430	6.78
Home equity	1,876,035	21,531	4.55	1,294,517	17,161	5.26
Consumer loans	1,824,566	34,188	7.43	2,128,011	44,217	8.24
Direct lease financing	55,665	896	6.39	86,699	1,415	6.48
Loans, net of unearned income (1), (3), (4)	22,307,496	315,265	5.61	23,326,712	384,100	6.53
Total earning assets (1), (2), (3), (4)	31,013,610	406,969	5.21	29,653,508	479,932	6.42
Cash and due from banks	781,019			677,346
Premises and equipment, net	520,996			550,560
Allowance for losses on loans	(333,965)			(347,648)
Goodwill and other intangibles, net	862,343			911,329
Other assets	1,032,725			1,071,212
Total assets	$ 33,876,728			$ 32,516,307

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 6,557,221	12,453	0.75	$ 5,473,845	19,079	1.38
Interest-bearing checking	3,431,368	2,667	0.31	3,392,750	7,692	0.90
Savings deposits	1,449,048	826	0.23	1,390,651	2,886	0.82
Time deposits of $100,000 and over	1,575,632	11,308	2.85	1,698,199	14,760	3.45
Other time deposits	5,872,268	39,084	2.64	6,761,879	58,233	3.42
Total interest-bearing deposits	18,885,537	66,338	1.39	18,717,324	102,650	2.18
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,365,886	5,184	0.87	2,112,723	7,815	1.47
Other	903,883	2,663	1.17	466,084	2,033	1.73
Total short-term debt	3,269,769	7,847	0.95	2,578,807	9,848	1.52
Long-term debt
Federal Home Loan Bank advances	459,163	5,310	4.59	963,358	7,641	3.15
Subordinated capital notes	964,686	14,295	5.88	974,171	17,557	7.15
Medium-term senior notes	600,783	5,221	3.45	598,990	7,924	5.25
Obligations for Trust Preferred Securities	210,869	1,853	3.49	201,507	2,864	5.64
Other	660	2	1.20	79,563	968	4.83
Total long-term debt	2,236,161	26,681	4.73	2,817,589	36,954	5.20

Total interest-bearing liabilities	24,391,467	100,866	1.64	24,113,720	149,452	2.46
Noninterest-bearing demand deposits	5,478,588	-		4,468,380	-
Total sources of funds	29,870,055	100,866		28,582,100	149,452
Other liabilities	846,189			720,351
Shareholders' equity
Preferred stock	9,839			13,066
Common equity	3,150,645			3,200,790
Total shareholders' equity	3,160,484			3,213,856
Total liabilities and shareholders' equity	$ 33,876,728			$ 32,516,307
Net interest income (1)		$ 306,103			$ 330,480
Net interest rate spread (1)			3.57%			3.96%
Net interest margin (1)			3.92%			4.42%

Taxable-equivalent adjustments
Loans		$ 1,010			$ 1,162
Investment securities		4,159			4,926
Total		$ 5,169			$ 6,088

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available	(4) Includes loans on nonaccrual status.
for sale securities.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

	Nine Months Ended September 30,
	2003			2002
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
	(Dollars in thousands)
ASSETS
Interest-bearing deposits at financial institutions	$ 157,634	$ 1,412	1.20%	$ 90,144	$ 1,653	2.45%
Federal funds sold and securities purchased under agreements to resell	68,507	599	1.17	96,708	1,263	1.75
Trading account assets	258,226	6,510	3.37	240,778	7,143	3.97
Loans held for resale	2,362,821	91,547	5.18	1,263,602	59,035	6.25
Investment securities (1), (2)
Taxable securities	4,857,959	148,882	4.10	3,797,114	174,755	6.15
Tax-exempt securities	654,062	37,707	7.71	853,526	50,171	7.86
Total investment securities	5,512,021	186,589	4.53	4,650,640	224,926	6.47

Commercial, financial and agricultural loans	5,167,521	179,277	4.64	5,198,283	210,013	5.40
Foreign loans	225,626	4,281	2.54	322,544	8,694	3.60
Accounts receivable - factoring	679,007	38,687	7.62	692,505	40,393	7.80
Real estate - construction loans	2,314,323	91,740	5.30	2,247,045	102,273	6.09
Real estate - mortgage loans
Secured by 1-4 family residential	4,068,647	220,454	7.24	5,047,872	299,540	7.93
Non-farm, non-residential properties	5,093,124	228,127	5.99	4,882,410	250,576	6.86
Multifamily (5 or more) residential	831,756	36,297	5.83	843,757	42,443	6.73
Secured by farmland	489,166	22,452	6.14	478,223	24,528	6.86
Home equity	1,742,149	60,128	4.61	1,133,665	45,344	5.35
Consumer loans	1,881,357	109,447	7.78	2,194,886	138,004	8.41
Direct lease financing	62,875	3,069	6.53	94,778	4,693	6.62
Loans, net of unearned income (1), (3), (4)	22,555,551	993,959	5.89	23,135,968	1,166,501	6.74
Total earning assets (1), (2), (3), (4)	30,914,760	1,280,616	5.54	29,477,840	1,460,521	6.62
Cash and due from banks	724,716			754,279
Premises and equipment, net	529,962			553,211
Allowance for losses on loans	(335,638)			(344,296)
Goodwill and other intangibles, net	866,143			917,561
Other assets	1,099,631			1,030,111
Total assets	$ 33,799,574			$ 32,388,706

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 6,387,784	51,094	1.07	$ 5,685,775	68,627	1.61
Interest-bearing checking	3,443,647	11,791	0.46	3,374,632	25,604	1.01
Savings deposits	1,433,828	3,907	0.36	1,379,285	10,439	1.01
Time deposits of $100,000 and over	1,620,298	36,327	3.00	1,699,660	45,976	3.62
Other time deposits	6,118,669	127,704	2.79	6,892,401	186,146	3.61
Total interest-bearing deposits	19,004,226	230,823	1.62	19,031,753	336,792	2.37
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,408,536	17,914	0.99	2,069,679	22,809	1.47
Other	824,935	7,471	1.21	197,846	2,575	1.74
Total short-term debt	3,233,471	25,385	1.05	2,267,525	25,384	1.50
Long-term debt
Federal Home Loan Bank advances	745,220	18,607	3.34	1,247,620	36,478	3.91
Subordinated capital notes	973,905	45,316	6.22	974,083	52,669	7.23
Medium-term senior notes	602,438	17,492	3.88	254,605	10,067	5.29
Obligations for Trust Preferred Securities	211,349	5,671	3.59	199,927	11,120	7.44
Other	11,956	840	9.39	93,247	3,272	4.69
Total long-term debt	2,544,868	87,926	4.62	2,769,482	113,606	5.48

Total interest-bearing liabilities	24,782,565	344,134	1.86	24,068,760	475,782	2.64
Noninterest-bearing demand deposits	5,064,818	-		4,407,565	-
Total sources of funds	29,847,383	344,134		28,476,325	475,782
Other liabilities	753,381			703,267
Shareholders' equity
Preferred stock	10,017			13,560
Common equity	3,188,793			3,195,554
Total shareholders' equity	3,198,810			3,209,114
Total liabilities and shareholders' equity	$ 33,799,574			$ 32,388,706
Net interest income (1)		$ 936,482			$ 984,739
Net interest rate spread (1)			3.68%			3.98%
Net interest margin (1)			4.05%			4.47%

Taxable-equivalent adjustments
Loans		$ 3,164			$ 3,675
Investment securities		12,933			17,239
Total		$ 16,097			$ 20,914

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available	(4) Includes loans on nonaccrual status.
for sale securities.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2003	2002	2003	2002
ASSET QUALITY
Nonperforming assets
Nonaccrual loans
Other than FHA/VA			$ 207,350	$ 298,689
FHA/VA (1)			525	1,659
Total nonaccrual loans			207,875	300,348
Restructured loans			310	561
Foreclosed properties			60,011	81,002
Total Nonperforming Assets			$ 268,196	$ 381,911

Loans 90 days past due and not on nonaccrual status
Other than FHA/VA			$ 186,166	$ 186,440
FHA/VA (1)			45,310	57,701
Total loans 90 days past due and not on nonaccrual status			$ 231,476	$ 244,141

Net charge-offs of loans	$ 50,843	$ 45,039	$ 151,562	$ 123,264

Allowance for losses on loans to loans			1.48%	1.53%
Nonperforming loans to loans			.93%	1.29%
Nonperforming assets to loans and foreclosed properties			1.20%	1.63%
Net charge-offs as a percentage of average loans	0.90%	0.77%	0.90%	0.71%

Selected financial ratios
Net earnings
Return on average assets	1.55%	1.66%	1.58%	1.62%
Return on average common equity	16.62%	16.80%	16.72%	16.39%
Tier 1 capital to quarterly average risk weighted assets (2)			9.96%	9.51%
Expense ratio	.65%	.80%	.81%	.88%
Efficiency ratio	52.61%	50.68%	52.85%	50.27%
Leverage ratio at September 30,			7.66%	7.74%
Shareholders' equity to total assets at September 30,			9.92%	9.73%

SUPPLEMENTAL DATA
Tier 1 capital			$ 2,521,356

Per common share data
Cash dividends paid	$ 0.33	$ 0.33	$ 1.00	$ 1.00
Book value			16.47	16.12

_________________

(1) FHA/VA loans represent minimal credit risk to Union Planters.

(2) Estimated at September 30, 2003.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

OTHER INFORMATION:

Short-term borrowings include:	Period-End Balance	Three Months Average Balance	Year-to-Date Average Balance
	September 30, 2003	September 30, 2003	September 30, 2003
Federal funds purchased	$ 984,766	$ 1,063,464	$ 1,109,171
Securities sold under agreement to repurchase	1,286,479	1,302,422	1,299,365
Short-term federal home loan bank advances	-	814,352	630,111
Other short-term debt	138,996	89,531	194,824
	$ 2,410,241	$ 3,269,769	$ 3,233,471

Long-term borrowings include:	Period-End Balance	Three Months Average Balance	Year-to-Date Average Balance
	September 30, 2003	September 30, 2003	September 30, 2003
Long-term federal home loan bank advances	$ 459,003	$ 459,163	$ 745,220
Subordinated notes	967,140	964,686	973,905
Obligations for Trust Preferred Securities	212,800	210,869	211,349
Asset-backed certificates	-	-	11,295
Medium-term senior notes	600,495	600,783	602,438
Other long-term debt	659	660	661
	$ 2,240,097	$ 2,236,161	$ 2,544,868

Full-time equivalent employees	10,880
Bank branches	732
ATM locations	946

Closing Stock Prices
High stock price - Year-to-date	$ 33.11
Low stock price - Year-to-date	26.07

High stock price - Quarter-to-date	$ 33.11
Low stock price - Quarter-to-date	31.19

Parent company equity in subs	$ 3,351,511

Third quarter and year-to-date 2002 financial statements and data have been restated, as required, to reflect the impact of Statement of Financial Accounting Standards No. 147 issued in October 2002.